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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------


                                   FORM 8-K/A1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 3, 2002
                                                         ---------------

                        INMEDICA DEVELOPMENT CORPORATION
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               (Exact name of registrant as specified in charter)


             Utah                     0-12968               87-0397815
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     (State or other juris-         (Commission          (IRS Employer
     diction of incorporation)      File Number)         Identification No.)


                           825 N. 300 West, Suite N132
                           Salt Lake City, Utah 84103
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (801)521-9300
                                                    -------------

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ITEM 4.  CHANGES IN REGISTRANT CERTIFIED ACCOUNTANT

         On January 3, 2002, InMedica Development Corporation ("the Company") engaged Deloitte & Touche as independent accountants to audit the Company's December 31, 2001 financial statements. The former accountants, Arthur Andersen LLP, were notified of their dismissal on January 4, 2002. The change was approved by the Company's board of directors.

         There have been no disagreements with the former independent accountants, Arthur Andersen LLP, on any matter of accounting principles, practice, financial statement disclosure or auditing scope or procedure nor have there been any reportable events relating to the former accountants' advice. The former accountants' reports for the last two years have not contained an adverse opinion or disclaimer of opinion. However the former accountants' reports have been modified for uncertainty as to whether the registant would continue as a going concern. There was no qualification or modification as to audit scope or accounting principles. The updated letter of Arthur Andersen LLP to the Commission is filed herewith as Exhibit 16.

Item 7.  EXHIBITS.

         A copy of the former independent accountants' updated letter to the Commission is filed as Exhibit 16 to this report.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INMEDICA DEVELOPMENT CORPORATION
                                        (Registrant)



                                        By: /s/ Richard Bruggeman
                                            -------------------------------
                                            Richard Bruggeman, CFO

DATED:  January 17, 2002


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                                  EXHIBIT INDEX
                 INMEDICA DEVELOPMENT CORPORATION - FORM 8-K/A1

Exhibit 16 .........Letter re change in certifying accountant


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